Exhibit 99.2

VANTIV AND WORLDPAY ANNOUNCE RECOMMENDED MERGER

TO CREATE A GLOBAL LEADER IN PAYMENTS

Creates a global leader in eCommerce with significant scale, differentiated products, and worldwide reach

Leverages combined capabilities to expand into complementary, high-growth international geographies, verticals, and client segments

Companies’ combined footprint and advanced technology enables delivery of innovation at scale accessible through industry-leading distribution

Value proposition drives high recurring revenues;

significant operating leverage offers continued margin expansion opportunities from scalable technology

Accretive to pro forma adjusted net income per share in 2019 and thereafter

CINCINNATI and LONDON, August 9, 2017—The boards of directors of Vantiv, Inc. (NYSE: VNTV) and Worldpay Group plc (LSE: WPG) today announced that they have reached agreement on the terms of a recommended merger of Worldpay with Vantiv and Vantiv UK Limited (a subsidiary of Vantiv).

Under the terms of the merger, which have been further detailed today in an announcement issued under Rule 2.7 of the UK Takeover Code, Worldpay shareholders will be entitled to receive £0.55 cash for each Worldpay share held and 0.0672 of a New Vantiv share. Worldpay shareholders will also be entitled to elect to vary these proportions under a mix and match facility (subject to offsetting elections being made by other Worldpay shareholders). Vantiv and Worldpay shareholders are expected to own approximately 57% and 43%, respectively, of the combined company’s shares upon closing.

In addition, Worldpay shareholders will be entitled to receive an interim dividend of 0.8 pence per Worldpay share, and a special dividend of 4.2 pence per Worldpay share, which is conditional on completion of the merger.

The transaction will create a company with an enterprise value of £22.2 billion or US$28.8 billion. It contemplates a premium of approximately 34% to Worldpay’s six-month volume weighted average price, and ascribes Worldpay an enterprise value of approximately £9.3 billion or US$12.0 billion.

The combination will result in the creation of a leading global payment provider to power omni-commerce, with comprehensive products and capabilities spanning traditional merchants, integrated payments, and global eCommerce. The merger will combine two of the most capable payments businesses in the world, with strong pro-forma growth and profitability, creating a business model with recurring revenue, diversified customer base, significant global reach, and robust financial performance.

“This is a powerful combination that is strategically compelling for both companies. It joins two highly complementary businesses, and it will allow us to achieve even more together than either organization could accomplish on its own,” said Charles Drucker, president and chief executive officer of Vantiv. “Our business will have multiple opportunities to enhance its leading growth profile, driven by our global eCommerce capabilities, the strength of our people and their consistent focus on execution. Our combined company will have unparalleled scale, a comprehensive suite of solutions, and the worldwide reach to make us the payments industry global partner of choice.”

“This is a merger of two world class payment companies, which will create a global omni-commerce leader, with substantial opportunities to capitalize on the rapid evolution of payments,” said Philip Jansen, chief executive officer of Worldpay. “The growth of eCommerce and the way consumers expect to transact is increasing complexity for businesses around the world. Our unique combination of scale, innovation, technology, and global presence will mean that we can offer more payment solutions to businesses, whether large or small, global or local, enabling them to meet consumers’ increasing demands and helping them prosper.”

Strategic Rationale

Unique combination of scale and global presence

•	US$1.5 trillion in payment volume and 40 billion transactions processed through more than 300 payment methods in 146 countries and 126 currencies

•	Based on the financial statements of Vantiv and Worldpay for the year ended 31 December 2016, the combined company would have pro forma net revenue of over US$3.2 billion and free cash flow generation of over US$1 billion

•	Enhanced scale, leveraging its combined operations, technology infrastructure, and data analytics capabilities to deliver services that are cost effective and provide enhanced value to customers

Ability to capitalize on strategic and high-growth verticals

•	Combination of a leading US payment provider and a leading UK payment provider to create a leading global eCommerce payment provider

•	Creates a market leader in payment technology, who will be positioned to capitalize on strategic and high-growth verticals in the most attractive global markets

•	Enhances ability of the combined company to strengthen and extend capabilities into attractive and high-growth vertical markets, taking advantage of the secular growth driven by increasing card adoption

•	Creates ability for the combined company to extend capabilities into new and high-growth emerging markets

Integrated technology platform built for innovation and to manage complexity

•	Complementary technology assets will provide a strong, integrated foundation for innovation and growth, enabled by Vantiv’s agile and scalable US platform and Worldpay’s flexible, highly advanced global platform

•	Enhances the ability of the combined company to serve domestic and global markets

•	Reduction in capital expenditure by harmonizing Vantiv and Worldpay’s US technology platforms

•	US and global technology platform will be developed, secured, and optimized by one of the industry’s largest pools of engineering and technology talent

Powerful business model and financial profile

•	Attractive business model and financial profile with recurring revenue, scalability and significant operating margins

•	On a pro forma basis, assuming the merger had completed on 31 December 2016, the combined company would have US$1.5 billion of adjusted EBITDA, an EBITDA margin of 48%. and free cash flow generation of over US$1.0 billion

•	Accretive to pro forma adjusted net income per share in 2019 and thereafter

Cost synergies will deliver significant value creation

•	Substantial value creation for all shareholders through synergies that could not have been achieved independently of the merger

•	Anticipated annual recurring pre-tax cost synergies of approximately $200 million to be fully realized by the end of the third year following completion of the merger

Capitalize on respective strengths to drive revenue opportunities

•	Potential revenue opportunities to capitalize on high-growth and attractive market segments for the combined company including:

•	Adding Worldpay’s leading global eCommerce capabilities to Vantiv’s existing US eCommerce capabilities, establishing a leading global eCommerce platform will cross-sell opportunities

•	Transferring Vantiv’s integrated payments technological know-how and capabilities to Worldpay’s global merchant base

•	Strengthening and extending capabilities into new and attractive vertical markets, for example, through faster deployment of Vantiv’s B2B enterprise payment capabilities

The Combined Company

Following completion of the merger, Cincinnati, Ohio, will become the combined company’s global and corporate headquarters and London, UK, will become its international headquarters. The combined company will be named “Worldpay”.

To ensure a successful and smooth integration, the combined company will be led by Charles Drucker as Executive Chairman and Co-CEO. Reporting to Mr. Drucker will be Philip Jansen as Co-CEO, and Stephanie Ferris as CFO. Additional members of the combined company’s executive team reporting to Mr. Drucker and Mr. Jansen will be announced at a later date.

The board of the combined company will consist of five Worldpay directors and eight Vantiv directors. Sir Michael Rake will serve as lead director and Jeffrey Stiefler will continue to serve on the board of the combined company in a non-executive capacity.

The merger is expected to close in early 2018, subject to customary closing conditions as well as regulatory approval and approval by shareholders of both Vantiv and Worldpay.

New Vantiv shares will be authorized for primary listing on the New York Stock Exchange subject to official notice of issuance. In addition, Vantiv will seek a secondary standard listing on the Main Market of the London Stock Exchange in relation to the New Vantiv shares following completion of the merger.

Morgan Stanley & Co. International plc and Credit Suisse are acting as financial advisors and Skadden, Arps, Slate, Meagher & Flom is acting as legal advisor to Vantiv. Goldman Sachs International and Barclays Bank plc (acting through its investment bank) are acting as financial advisors and Allen & Overy is acting as legal advisor to Worldpay.

About Vantiv

Vantiv (NYSE: VNTV) is the largest merchant and PIN debit acquirer in the US, based on number of transactions, processing 25 billion transactions and nearly $1 trillion in sales volume annually. A leading integrated payment processor, Vantiv offers a comprehensive suite of traditional and innovative payment processing and technology solutions to merchants and financial institutions of all sizes, enabling them to address their payment processing needs through a single provider.

Founded in 1971, Vantiv is using its scale, range of products and services, and technology to expand further into high-growth channels and verticals, including integrated payments, eCommerce, B2B payments, and merchant banking. Headquartered in Cincinnati, Ohio, Vantiv employs 3,700 people.

About Worldpay

Worldpay is a leading payments company with global reach. Worldpay provides an extensive range of technology-led payment products and services to around 400,000 customers, enabling their businesses to grow and prosper. Worldpay manages the increasing complexity of the payments landscape for its customers, allowing them to accept the widest range of payment types around the world. Using its network and technology, Worldpay is able to process payments across 146 countries and 126 currencies. Worldpay helps its customers to accept more than 300 different payment types.

Worldpay UK has approximately 39% market share in the UK and helps businesses of all sizes sell more to their customers by accepting card payments in-store, online, via mail or telephone, and on the move.

The UK merger announcement, which contains further information and the terms and conditions of the merger, can be found at the companies’ respective investor relations websites.

Investor Calls

Joint investor conference calls regarding the transaction and the companies’ respective earnings results will take place on Wednesday, August 9, 2017, at the following times:

•	Conference Call 1: 4:00 a.m. EDT / 9:00 a.m. BST

United States (Local): +1 724 928 9460

United States (Toll Free): +1 855 442 0877

United Kingdom (Local): 020 3059 8125

All other locations: + 44 20 3059 8125

Reference Conference Code: U.K. Analyst Call

•	Conference Call 2: 8:00 a.m. EDT / 1:00 p.m. BST

United States (Local): +1 724 928 9460

United States (Toll Free): +1 855 442 0877

United Kingdom (Local): 020 3059 8125

All other locations: + 44 20 3059 8125

Reference Conference Code: U.S. Analyst Call

During the call, a transaction slide presentation can be viewed at the companies’ respective investor relations websites.

Enquiries

Investors

•	For Vantiv: Nathan Rozof, +1 513 900 4811

•	For Worldpay: Charles King, +44 (0) 203 664 6171

Media

•	For Vantiv: Andrew Ciafardini, +1 513 900 5308

•	For Worldpay: Claire Hardy, +44 (0) 203 664 4902

Cautionary Statement Regarding Forward-Looking Statements

This press release contains forward-looking statements that are subject to risks and uncertainties. All statements other than statements of historical fact or relating to present facts or current conditions included in this press release are forward-looking statements including any statements regarding guidance and statements of a general economic or industry specific nature. Forward-looking statements give our current expectations and projections relating to our financial condition, results of operations, guidance, plans, objectives, future performance and business. You can identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. These statements may include words such as “anticipate,” “estimate,” “expect,” “project,” “plan,” “intend,” “believe,” “will,” “may,” “should,” “can have,” “likely” and other words and terms of similar meaning in connection with any discussion of the timing or nature of future operating or financial performance or other events.

The forward-looking statements contained in this press release are based on assumptions that we have made in light of our industry experience and our perceptions of historical trends, current conditions, expected future developments and other factors we believe are appropriate under the circumstances. As you review and consider information presented herein, you should understand that these statements are not guarantees of future performance or results. They depend upon future events and are subject to risks, uncertainties (many of which are beyond our control) and assumptions. Although we believe that these forward-looking statements are based on reasonable assumptions, you should be aware that many factors could affect our actual future performance or results and cause them to differ materially from those anticipated in the forward-looking statements. Certain of these factors and other risks are discussed in our filings with the U.S. Securities and Exchange Commission (the “SEC”) and include, but are not limited to: (i) our ability to adapt to developments and change in our industry; (ii) competition; (iii) unauthorized disclosure of data or security breaches; (iv) systems failures or interruptions; (v) our ability to expand our market share or enter new markets; (vi) our ability to identify and complete acquisitions, joint ventures and partnerships; (vii) failure to comply with applicable requirements of Visa, MasterCard or other payment networks or changes in those requirements; (viii) our ability to pass along fee increases; (ix) termination of sponsorship or clearing services; (x) loss of clients or referral partners; (xi) reductions in overall consumer, business and government spending; (xii) fraud by merchants or others; (xiii) a decline in the use of credit, debit or prepaid cards; (xiv) consolidation in the banking and retail industries; (xv) the effects of governmental regulation or changes in laws; (xvi) outcomes of future litigation or investigations; (xvii) uncertainties as to whether we will make a binding offer in connection with the transaction; (xviii) uncertainties as to the timing of the transaction; (xix) uncertainties as to whether the transaction will be completed; (xx) the possibility that shareholders or other third parties will file lawsuits challenging the transaction; (xxi) potential operating costs, customer loss and business disruption occurring prior to completion of the transaction or if the transaction is not completed; (xxii) the effect of the announcement of the transaction on our business relationships, operating results and business generally; (xxiii) the failure to satisfy conditions to completion of the transaction, including the receipt of all required regulatory approvals; and (xvi) difficulty in retaining certain key employees as a result of the transaction. Should one or more of these risks or uncertainties materialize, or should any of these assumptions prove incorrect, our actual results may vary in material respects from those projected in these forward-looking statements. More information on potential factors that could affect our financial results and performance is included from time to time in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of our periodic reports filed with the SEC, including our most recently filed Annual Report on Form 10-K and its subsequent filings with the SEC.

Any forward-looking statement made by us in this press release speaks only as of the date of this press release. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.

Additional Information

This press release may be deemed to be solicitation material in respect of the transaction, including the issuance of shares of our common stock in respect of the transaction. In connection with the foregoing proposed issuance of our common stock, we expect to file a proxy statement on Schedule 14A with the SEC. To the extent we effect the transaction as a Scheme of Arrangement under English law, the issuance of our common stock in the transaction would not be expected to require registration under the US Securities Act 1933 as amended, pursuant to an exemption provided by Section 3(a)(10) under the Securities Act. In the event that we determine to conduct the transaction pursuant to an offer or otherwise in a manner that is not exempt from the registration requirements of the Securities Act, we will file a registration statement with the SEC containing a prospectus with respect to our common stock that would be issued in the transaction. INVESTORS AND STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING THE SCHEME DOCUMENT) AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT VANTIV, THE TRANSACTION AND RELATED MATTERS. Investors and stockholders will be able to obtain free copies of the proxy statement (including the Scheme Document) and other documents filed by us with the SEC at the SEC’s website at http://www.sec.gov. In addition, investors and stockholders will be able to obtain free copies of the proxy statement (including the Scheme Document) and other documents filed by us with the SEC at http://investors.vantiv.com/.

Participants in the Solicitation

Vantiv and its directors, officers and employees may be considered participants in the solicitation of proxies from Vantiv’s stockholders in respect of the transaction contemplated by this press release. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of Vantiv’s stockholders in connection with the proposed transaction, including names, affiliations and a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement and other relevant materials to be filed with the SEC. Information concerning the interests of Vantiv’s participants in the solicitation, which may, in some cases, be different than those of Vantiv’s stockholders generally, is set forth in the materials filed by Vantiv with the SEC, including in the proxy statement for Vantiv’s 2017 Annual Meeting of Stockholders, which was filed with the SEC on March 15, 2017, as supplemented by other Vantiv filings with the SEC, and will be set forth in the proxy statement relating to the transaction when it becomes available.

No Offer or Solicitation

This press release is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote of approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Disclosure Requirements of the Code

Under Rule 8.3(a) of the Code, any person who is interested in one per cent. or more of any class of relevant securities of an offeree company or of any securities exchange offeror (being any offeror other than an offeror in respect of which it has been announced that its offer is, or is likely to be, solely in cash) must make an Opening Position Disclosure following the commencement of the Offer Period and, if later, following the announcement in which any securities exchange offeror is first identified.

An Opening Position Disclosure must contain details of the person’s interests and short positions in, and rights to subscribe for, any relevant securities of each of (i) the offeree company and (ii) any securities exchange offeror(s). An Opening Position Disclosure by a person to whom Rule 8.3(a) applies must be made by no later than 3.30 p.m. (London time) on the 10th Business Day (as defined in the Code) following the commencement of the Offer Period and, if appropriate, by no later than 3.30 p.m. (London time) on the 10th Business Day (as defined in the Code) following the announcement in which any securities exchange offeror is first identified. Relevant persons who deal in the relevant securities of the offeree company or of a securities exchange offeror prior to the deadline for making an Opening Position Disclosure must instead make a Dealing Disclosure.

Under Rule 8.3(b) of the Code, any person who is, or becomes, interested in one per cent. or more of any class of relevant securities of the offeree company or of any securities exchange offeror must make a Dealing Disclosure if the person deals in any relevant securities of the offeree company or of any securities exchange offeror. A Dealing Disclosure must contain details of the dealing concerned and of the person’s interests and short positions in, and rights to subscribe for, any relevant securities of each of (i) the offeree company and (ii) any securities exchange offeror, save to the extent that these details have previously been disclosed under Rule 8. A Dealing Disclosure by a person to whom Rule 8.3(b) applies must be made by no later than 3.30 p.m. (London time) on the Business Day (as defined in the Code) following the date of the relevant dealing.

If two or more persons act together pursuant to an agreement or understanding, whether formal or informal, to acquire or control an interest in relevant securities of an offeree company or a securities exchange offeror, they will be deemed to be a single person for the purpose of Rule 8.3.

Opening Position Disclosures must also be made by the offeree company and by any offeror and Dealing Disclosures must also be made by the offeree company, by any offeror and by any persons acting in concert with any of them (see Rules 8.1, 8.2 and 8.4).

Details of the offeree and offeror companies in respect of whose relevant securities Opening Position Disclosures and Dealing Disclosures must be made can be found in the Disclosure Table on the Panel’s website at www.thetakeoverpanel.org.uk, including details of the number of relevant securities in issue, when the Offer Period commenced and when any offeror was first identified. If you are in any doubt as to whether you are required to make an Opening Position Disclosure or a Dealing Disclosure, you should contact the Panel’s Market Surveillance Unit on +44 (0)20 7638 0129.

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